UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Medical Alert Corp.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN MEDICAL ALERT CORP.
3265 LAWSON BOULEVARD
OCEANSIDE, NEW YORK  11572

June 28, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of American Medical Alert Corp., a New York corporation (the “Company”), to be held on Thursday, August 3, 2006, commencing at 10:00 a.m. Eastern Daylight Time at Moses & Singer LLP, 405 Lexington Avenue, 12th Floor, New York, New York 10174. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement, which accompany this letter. We request that you read these documents carefully.

We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly mark, date, sign and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

Sincerely,

HOWARD M. SIEGEL

Chairman and Chief Executive Officer

IT IS IMPORTANT THAT YOU MARK, DATE, SIGN AND RETURN THE
ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

AMERICAN MEDICAL ALERT CORP.
3265 LAWSON BOULEVARD
OCEANSIDE, NEW YORK  11572

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 3, 2006

To the Shareholders of American Medical Alert Corp.:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the “Meeting”) of American Medical Alert Corp. (the “Company”) will be held on Thursday, August 3, 2006, commencing at 10:00 a.m. Eastern Daylight Time at Moses & Singer LLP, 405 Lexington Avenue, 12th  Floor, New York, New York 10174, to consider and act upon the following matters:

1.

The election of 8 directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

2.

The approval of the grant of up to an additional 40,000 shares (the “Additional Rhian Stock Grant”) pursuant to the Rhian Stock Purchase Agreement;

3.

The ratification of the appointment of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

4.

The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement. The close of business on June 8, 2006, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

JOHN ROGERS

Secretary

Oceanside, New York
June 28, 2006

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. AN ENVELOPE ADDRESSED TO THE COMPANY’S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

AMERICAN MEDICAL ALERT CORP.
3265 LAWSON BOULEVARD
OCEANSIDE, NEW YORK  11572

PROXY STATEMENT

This proxy statement is furnished to the holders of common stock, par value $.01 per share (the “Common Stock”), of American Medical Alert Corp., a New York corporation (the “Company”), in connection with the solicitation by and on behalf of its Board of Directors of proxies (the “Proxy” or “Proxies”) for use at the Annual Meeting of Shareholders (the “Meeting”) to be held on Thursday, August 3, 2006, commencing at 10:00 a.m. Eastern Daylight Time at Moses & Singer LLP, 405 Lexington Avenue, 12th Floor, New York, New York 10174 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting of Shareholders, this proxy statement, Proxies and annual report is to be borne by the Company. The Company may engage an independent proxy solicitor to assist in the distribution of proxy materials and the solicitation of votes. The Company estimates the cost of the independent firm to be no more than $10,000. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview. The mailing date of this Proxy Statement is on or about June 28, 2006.

Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors, FOR the approval of the Additional Rhian Stock Grant, and FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006.

It is important that your shares are represented at the Meeting, and, therefore, all shareholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to John Rogers, the Secretary of the Company, at the address set forth above, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. If you hold your shares in “street name” you may revoke or change your vote by submitting new instructions to your broker or nominee.

OUTSTANDING VOTING SECURITIES, QUORUM AND VOTING REQUIREMENTS

The close of business on June 8, 2006, has been fixed by the Board of Directors as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 8,975,428 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting.

A majority of the total number of shares of the Company’s Common Stock, issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Votes withheld in the election of directors, and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.

Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

Approval of the Additional Rhian Stock Grant requires the affirmative vote of a majority of votes cast at the Meeting on this proposal; abstentions and broker non-votes will not be counted as votes “cast” with respect to such matter.

Ratification of the appointment of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006, requires the affirmative vote of a majority of votes cast at the Meeting on this proposal; abstentions and broker non-votes, if any, will not be counted as votes “cast” with respect to such matter.

Proposal 1

ELECTION OF DIRECTORS

The Company’s Board of Directors consists of eight directors. The number of directors constituting the Board is subject to change by action of the shareholders, or by action of the Board of Directors, as provided in the Company’s bylaws. At the Meeting, shareholders will elect 8 directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received FOR the election of Howard M. Siegel, Jack Rhian, Frederic Siegel, John S.T. Gallagher, James LaPolla, Ronald Levin, Yacov Shamash and Gregory Fortunoff (collectively, the “Nominees”) to serve as directors upon their nomination at the Meeting. All Nominees currently serve on the Board of Directors. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies will have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors, subject to prior recommendation by the Nominating Committee.

DIRECTORS AND EXECUTIVE OFFICERS

The current directors and current executive officers of the Company, their ages and present positions with the Company are as follows:

Name	Age	Position with the Company

Howard M. Siegel	72	Chairman of the Board, Chief Executive Officer and Director
Jack Rhian	51	President, Executive Vice President, Chief Operating Officer and Director
Frederic S. Siegel	36	Senior Vice President – Business Development and Director
John S.T. Gallagher	74	Director
James F. LaPolla	56	Director
Ronald Levin	71	Director
Yacov Shamash, Ph.D	56	Director
Gregory Fortunoff	36	Director
Richard Rallo	42	Chief Financial Officer

Information about Directors and Nominees

All of our directors are elected for a one-year term, and serve until the next subsequent annual meeting. Set forth below is certain information with respect to each of the Nominees.

Howard M. Siegel, 72, has been the Company’s Chairman of the Board, Chief Executive Officer and a director over the past five years. Mr. Siegel also served as the Company’s President prior to July 2004 and Chief Financial Officer prior to September 1996.

Jack Rhian, 51, has been a director of the Company since October 2002 and has been the Company’s President since July 2004. Mr. Rhian also currently serves as the Chief Operating Officer, and was Executive Vice President from August 2002 and prior to becoming the President. He joined the Company in January 2000 as Vice President and Chief Operating Officer. From November 1994 until February 1999, he served as Executive Vice President and Chief Operating Officer of Transcare New York, Inc., a medical transportation company. From March 1988 through November 1994 he served as Chief Operating Officer of Nationwide Nassau Ambulance Service. Previously, Mr. Rhian held senior management positions in companies which deliver healthcare services. Mr. Rhian holds a Masters degree in Public Administration from New York University.

Frederic S. Siegel, 36, has been a director of the Company since September 1998, is the Company’s Senior Vice President – Business Development and prior to that served as Vice President of Sales and Marketing for the Company since July 1998. Mr. Siegel joined the Company in April 1994 and has held various sales and marketing positions with the Company. From October 1991 to October 1994, Mr. Siegel served as a benefits consultant for J.N. Savasta Corp. Mr. Siegel also serves as a director of Nursing Sister Homecare, a division of Catholic Health Services of Long Island.

John S.T. Gallagher, 74, has been a director of the Company since May 2005. He is deputy county executive for health and human services in Nassau County, New York. He has been a senior executive officer of North Shore University Hospital and North Shore—Long Island Jewish Health System since 1982, having served as executive vice president of North Shore from 1982 until 1992, president from 1992 until 1997 and chief executive officer of the combined hospital system from 1997 until January 2002. In January 2002, he became co-chairman of the North Shore—Long Island Jewish Heath System Foundation. Mr. Gallagher is also a director of Perot Systems Corporation, a worldwide provider of information technology services and a director of Netsmart Technologies, a software solutions provider to the healthcare market.

James F. Lapolla, 56, has been a director of the Company since being appointed in September 2000. Since July 2005, Mr. LaPolla has been a director of Home Health Management Services, Inc, a 501(c)(3) Non-for-Profit Community based Home Care Program, and was its President and Chief Executive Officer from 1989 through 2005. Since 1989, he has been the President and CEO of JFL and Associates, a national homecare consulting company. Between 2001 and 2005 he was appointed and served as a member of the New York City Office of Emergency Management Disaster Planning Committee. Since 2001, he has been a member of the National Association for Homecare Home Health Aid Committee, a national non-for-profit organization. Mr. LaPolla has published numerous articles, and has lectured extensively nationwide, on the topics of home healthcare and disaster planning preparedness.

Ronald Levin, 71, has been a director of the Company since August 2001. He has also been the President of Ron Levin Associates, a financial consulting firm, since 1984. Since 1997, Mr. Levin has been a member at Eye Contact LLC, a Cohen’s Fashion Optical franchise. He served as Executive Vice President of D.A. Campbell Co., an international institutional stock brokerage firm, through 1998.

Yacov Shamash, Ph.D., 56, has been director of the Company since August 2001. He also serves as the Dean of the College of Engineering of the State University of New York at Stony Brook, a position he has held since 1992. Dr. Shamash has been a member of the Board of Directors of KeyTronic Corporation, a contract manufacturer, since 1989, of NetSmart Technologies, a software solutions provider to the healthcare market, since January 2004, and of Applied DNA Sciences, Inc., a biotechnology company, since 2006.

Gregory Fortunoff, 36, has been a director of the Company since April 2006. Mr. Fortunoff is currently a self employed investor. Mr. Fortunoff was a portfolio manager at X Mark Funds, a health care hedge fund, from November 2004 to September 2005. Prior to that, from December 1993 to August 2004, Mr. Fortunoff was a partner and group manager of First New York Securities, an equity trading firm.

Non-Director-Significant Officers

Richard Rallo, 42, joined the Company in February 2001 as the Controller and became Chief Financial Officer in April 2003. From May 1997 to February 2001, Mr. Rallo served as the Chief Financial Officer of Tradewell, Inc., a barter company. From October 1994 to April 1997, Mr. Rallo served as the Controller of Connoisseur Communications Partners L.P., a company that owned and operated radio stations. Mr. Rallo is a Certified Public Accountant and has a BS in accounting from the University of Denver.

John Rogers, 59, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company’s Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation, a burglar alarm Company from 1969 through May 1984 as Installation & Service Manager.

There is no family relationship between any of the directors, executive officers or significant officers of the Company, with the exception of Howard M. Siegel and Frederic S. Siegel. Howard M. Siegel is the father of Frederic S. Siegel.

Meetings and Committees of the Board of Directors

The Board of Directors held eleven meetings and took action by unanimous written consent four times during fiscal year 2005. All of the directors attended at least 75% of the meetings of the Board of Directors during fiscal year 2005, except for Mr. Fortunoff, who was appointed to the Board on April 21, 2006. Five of the eight members of the Board of Directors are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules of the Nasdaq Stock Market (the “NASDAQ Rules”).

The Company’s Board of Directors has a separate Audit Committee, Compensation Committee and Nominating Committee.

The Audit Committee currently consists of Mr. LaPolla, Mr. Shamash, Mr. Levin and Mr. Gallagher, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASDAQ Rules and in Rule 10A-3 of the Securities and Exchange Act of 1934. The Board of Directors has determined that Mr. Gallagher meets the standard of an “audit committee financial expert,” as defined by Item 401(h) of Regulation S-K. The function of the Audit Committee is to review and advise the Board of Directors of the Company with respect to matters concerning the financial condition and operations of the Company, including reviewing and discussing the Company’s annual audited and quarterly financial statements and disclosures, to select the independent auditors for the Company, and determine the scope of their engagement and their compensation, to review the effectiveness of the Company’s internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee adopted by the Board of Directors. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption “Audit Committee Report” below. A copy of the Audit Committee Charter was included as an appendix to the Company’s 2004 proxy statement and can be viewed on the SEC’s EDGAR website. For the fiscal year 2005, the Audit Committee held six meetings, and took no action by unanimous written consent.

The Compensation Committee currently consists of Mr. LaPolla, Mr. Levin and Mr. Shamash, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASDAQ Rules. The function of the Compensation Committee is to recommend to the Board of Directors relevant compensation actions for executive officers and to attend to such matters relating to compensation as may be prescribed by the Board of Directors. For the fiscal year 2005, the Compensation Committee held seven meetings and took no action by unanimous written consent.

The Nominating Committee currently consists of Mr. LaPolla, Mr. Levin and Mr. Shamash, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASDAQ Rules. The function of the Nominating Committee is to consider and recommend to the Board candidates for appointment or election as directors. The specific functions and responsibilities of the Nominating Committee are set forth in a written charter of the Nominating Committee, adopted by the Board of Directors. A copy of the Nominating Committee Charter was included as an appendix to the Company’s 2004 proxy statement and can be viewed on the SEC’s EDGAR website. For the fiscal year 2005, the Nominating Committee met twice and took no action by unanimous written consent.

A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors. In recommending director candidates, the Nominating Committee takes into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills such as an understanding of the healthcare industry, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background, as well as the candidate’s ability to devote the required time and effort to serve on the Board.

The Nominating Committee will consider for nomination candidates recommended by shareholders if the shareholders comply with the following requirements, as well as the requirements set forth in Article II, Section 14 of the Company’s Bylaws (filed as Exhibit 3.1 to the Company’s Form 10-QSB for the quarter ended June 30, 2005). If a shareholder wishes to recommend a candidate to the Nominating Committee for consideration as a Board of Directors’ nominee, such shareholder must submit in writing to the Nominating Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the Nominating Committee of the Company at the Company’s address and must be received in a timely manner as specified in the Company’s Bylaws (these requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year’s annual meeting are described in the section of this proxy statement entitled “Shareholder Proposals.”  The Nominating Committee may request further information if it determines a potential candidate may be an appropriate nominee. The Nominating Committee has recommended the election of the slate of nominees included in this proxy statement.

Shareholder Communications with the Board of Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of:  Corporate Secretary, American Medical Alert Corp., 3265 Lawson Blvd., Oceanside NY 11572. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communications” is a communication from a person claiming to be a shareholder in the communication, and the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

The Board of Directors encourages all of its members to attend the Company’s annual meeting of shareholders so that each director may listen to any concerns that shareholders may have that are raised at the annual meeting. Six out of the seven members of the Board of Directors who served during 2005 attended the Company’s 2005 annual meeting of shareholders.

Audit Committee Report

During fiscal year 2005, the Audit Committee reviewed and discussed with management of the Company and with Margolin, Winer & Evens, LLP the independent auditors of the Company, the audited financial statements of the Company as of December 31, 2003, 2004 and 2005, and for each of the three years then ended, respectively (the “Audited Financial Statements”). In addition, the Audit Committee discussed with Margolin, Winer & Evens, LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

Management is responsible for the Company’s internal controls and the financial reporting process. Margolin, Winer & Evens, LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereupon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company’s Board of Directors the inclusion of the Company’s Audited Financial Statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

Audit Committee

James LaPolla
Yacov Shamash
Ronald Levin
John S.T. Gallagher

Compensation of Directors

The Company does not compensate its Directors who are also employees of the Company for their service as Directors. Pursuant to the Company’s standard arrangement, in the fiscal year ended December 31, 2005, each non-employee Director, who also served on either the audit of compensation committee, received $15,000, and all other outside directors received an annual cash payment of $9,000 payable quarterly in arrears. In addition, for the fiscal year 2005, each non-employee Director received fully vested 5 year stock options to purchase 10,000 shares of the Company’s Common Stock, exercisable at the market price of such Common Stock on the date of grant. This standard arrangement is in effect for the fiscal year 2006.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as to the ownership of shares of the Company’s Common Stock, as of June 8, 2006, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director, (c) the executive officers named in the Summary Compensation Table under the caption “Executive Compensation” and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

Name and Address Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class(2)

Howard M. Siegel	1,174,831	(3)	13.0%
Ron Levin 184 Greenway Road Lido Beach, NY 11561	171,700	(4)	1.9%
John Gallagher 26 Woodfield Road Stony Book, NY 11790	10,000	(5)	*
Frederic S. Siegel	354,387	(6)	3.9%
James F. LaPolla Home Health Management Services, Inc. 853 Broadway New York, NY 10003	40,000	(7)	*
Yacov Shamash, Ph.D. 7 Quaker Hill Road Stony Brook, NY 11790	42,000	(8)	*
Jack Rhian	309,853	(9)	3.4%
Gregory Fortunoff 25 Montrose Court Roslyn, NY 11576	741,500		8.3%
Richard Rallo	116,926	(10)	1.3%
All directors and executive officers as a group (9 persons)	2,961,197	(11)	30.9%

——————

(1)

Except as otherwise indicated, the address of each individual listed is c/o the Company at 3265 Lawson Boulevard, Oceanside, New York 11572.

(2)

Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3)

Includes 62,980 shares subject to currently exercisable stock options.

(4)

Includes 40,000 shares subject to currently exercisable stock options. Includes 20,000 shares owned by Mr. Levin’s wife, to which Mr. Levin disclaims beneficial ownership.

(5)

Consists of 10,000 shares subject to currently exercisable stock options.

(6)

Includes 150,591 shares subject to currently exercisable stock options.

(7)

Consists of 40,000 shares subject to currently exercisable stock options.

(8)

Includes 40,000 shares subject to currently exercisable stock options.

(9)

Consists of 186,324 shares subject to currently exercisable stock options, and 48,000 shares owned by Mr. Rhian’s wife.

(10)

Includes 96,926 shares subject to currently exercisable stock options.

(11)

Includes options indicated in notes (3), (4), (5), (6), (7), (8), (9) and (10).

Executive Compensation

The following table sets forth information concerning the annual and long term compensation of the Company’s Chief Executive Officer, and the three most highly compensated employees, including who were serving at the end of the fiscal year ended December 31, 2005, each of whose salary exceeded $100,000 for the fiscal year ended December 31, 2005, for services rendered in all capacities to the Company and its subsidiaries during the Company’s 2003, 2004 and 2005 fiscal years. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Options (#)

Howard M. Siegel Chairman of the Board and Chief Executive Officer	2005 2004 2003	$330,750 $315,000 $308,000	— — —	— — 8,500
Jack Rhian President and Chief Operating Officer	2005 2004 2003	$200,000 $198,333 $178,750	— — —	— — 5,000
Frederic S. Siegel Senior Vice President- Business Development	2005 2004 2003	$200,000 $200,000 $181,500	— — —	— 65,330 20,317
Richard Rallo Chief Financial Officer	2005 2004 2003	$145,000 $145,000 $134,167	— — —	25,000 5,000 43,800

Option/SAR Grants In Last Fiscal Year

The following table contains information concerning options granted during the Company’s 2005 fiscal year to the Named Executive Officers. All such options were granted under the Company’s 2005 Stock Incentive Plan.

Name	Number of Options	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date

Howard M. Siegel	—	—	—	—
Jack Rhian	—	—	—	—
Frederic S. Siegel	—	—	—	—
Richard Rallo	25,000	2.2%	$5.96	12/08/10

Option Exercises in Last Fiscal Year and Year-End Option Value

The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 2005 and the number and value at December 31, 2005 of shares of Common Stock subject to unexercised options held by the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/ SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/ SARs at FY-End ($) Exercisable/Unexercisable

Howard M. Siegel	181,500	$488,881	62,980/0	$196,936/0
Jack Rhian	—	—	211,853/0	$761,546/0
Frederic S. Siegel	39,659	$84,702	207,080/0	$765,723/0
Richard Rallo	—	—	101,926/0	$283,949/0

Employment Agreements:

On August 12, 2003, the Company entered into an employment agreement with Mr. Howard M. Siegel pursuant to which he is employed full-time as the Company’s Chairman of the Board and Chief Executive Officer. The agreement has a term of three years and four and a half months and expires in December 2006. The agreement provides for an annual base salary of $300,000 per annum during the period beginning August 12, 2003 and ending December 31, 2003, and $315,000, $330,750 and $347,288 in each of the subsequent three fiscal years, respectively.

Mr. Siegel’s agreement originally provided for the payment of additional bonus compensation based on the Company’s attainment of certain pre-tax income levels each year. Mr. Siegel waived the payment of any such additional bonus payment for 2003, and his employment agreement has been amended to remove any entitlement to future bonus payments for the remainder of the term of such agreement.

In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Siegel shall be entitled to receive his base salary for a period of one year from the date of his disability.

In the event of his death during the term of the employment agreement, Mr. Siegel’s estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

In addition, in the event there is a change in control (as defined in the employment agreement) and Mr. Siegel’s employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Siegel will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

On November 11, 2005, the Company entered into an employment agreement (the “Rhian Employment Agreement”) with Jack Rhian, whereby Mr. Rhian will be employed for a period of 5 years beginning on January 1, 2006 as the Company’s President and Chief Operating Officer. Mr. Rhian will be entitled to receive the following base salary amounts: $240,000 per annum, for the period beginning January 1, 2006 and ending December 31, 2006; $260,000 per annum, for the period beginning January 1, 2007 and ending December 31, 2007; $280,000 per annum, for the period beginning January 1, 2008 and ending December 31, 2008; $300,000 per annum, for the period beginning January 1, 2009 and ending December 31, 2009; and $300,000 per annum, for the period beginning January 1, 2010 and ending December 31, 2010.

In connection with the “Rhian Employment Agreement”, on January 20, 2006, the Company entered into a stock purchase agreement with Mr. Rhian (the “Rhian Stock Purchase Agreement”). Pursuant to the Rhian Stock Purchase Agreement, Mr. Rhian was granted 50,000 shares of restricted common stock subject to a repurchase right in favor of the Company. The Company has the right to repurchase the shares for $.01 per share if Mr. Rhian ceases to be employed by the Company. The repurchase right lapses with respect to (i) 10,000 shares on December 31, 2006, (ii) 10,000 shares on December 31, 2007, (iii) 10,000 shares on December 31, 2008, (iv) 10,000 shares on December 31, 2009 and (v) 10,000 shares on December 31, 2010, subject to the condition that Mr. Rhian remains employed by the Company on each such applicable date; provided, however, that in the event of a change in control (as defined in the Rhian Employment Agreement) if the Company or its successor pursuant to such change in control, as applicable, and Mr. Rhian either agree to continue the Rhian Employment Agreement or to enter into a new employment agreement mutually acceptable to the Company or its successor and Mr. Rhian in lieu of the Rhian Employment Agreement, then any such shares which remain unvested, shall vest immediately upon the mutual agreement of the Company or its successor and Mr. Rhian to continue this Agreement or to enter into a new agreement.

In addition, Mr. Rhian will be granted the following bonus compensation stock grants: (i) up to 80,000 shares based on the Company’s earnings before deduction of interest and taxes (“EBIT”), as set forth in the Company’s audited financial statements for the applicable fiscal year, meeting or exceeding the EBIT performance goals set forth below, and (ii) 2,000 shares of common stock per year, for a total of up to 10,000 shares of common stock over the employment period, based on the Company’s total revenues, as set forth in the Company’s audited financial statements for the applicable fiscal year, meeting or exceeding an amount equal to at least 115% of the Company’s total revenues for the prior fiscal year.

EBIT Targets For 2006 – 2010

EBIT growth over prior fiscal year	# of Shares

15.0 – 17.49%	8,000 shares
17.5 – 19.99%	9,000 shares
20.0 – 22.49%	10,500 shares
22.5 – 24.99%	13,000 shares
25.0% – or more	16,000 shares

In the event that the minimum EBIT growth percentage is not met for a particular fiscal year, Mr. Rhian will have the opportunity to earn back the minimum performance bonus grant for such fiscal year as follows: if the EBIT growth percentage in the subsequent fiscal year combined with the EBIT growth percentage of the prior fiscal year exceeds 30%, then the number of percentage points needed to be added to the prior fiscal year’s EBIT growth percentage to equal 15%, shall be deducted from the subsequent fiscal year EBIT growth percentage and added to the prior fiscal year EBIT growth percentage, and Mr. Rhian shall be granted 8,000 shares of common stock for the prior fiscal year, and an additional number of shares of common stock for the subsequent fiscal year shall be granted determined based on the above formula taking into account the reduced subsequent year EBIT growth percentage.

To the extent shares to be granted pursuant to (i) or (ii) above exceed 50,000, they will only be granted if shareholder approval of such grant is obtained. If such shareholder approval is not obtained prior to the time any such shares are earned by Mr. Rhian, then Mr. Rhian shall not be entitled to and shall not be granted any such shares. Proposal number 2 for consideration at the Meeting is shareholder approval of any shares Mr. Rhian may become entitled to above the 50,000 shares limitation.

Unless Mr. Rhian is terminated for Cause (as defined in the Rhian Employment Agreement), in the event that the Company does not offer Mr. Rhian to enter into a written employment agreement with terms and conditions no less favorable than substantially the same terms and conditions as the Rhian Employment Agreement to begin immediately following the expiration of the Rhian Employment Agreement, Mr. Rhian shall receive payment of base salary, based on the then applicable salary level, for a period of twelve (12) months from the date of the expiration of the Rhian Employment Agreement.

In the event that Mr. Rhian should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the Rhian Employment Agreement after the expiration of such period.

In the event of his death during the term of the Rhian Employment Agreement, Mr. Rhian’s estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

In addition, in the event there is a change in control (as defined in the Rhian Employment Agreement) and Mr. Rhian’s employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Rhian will be entitled to a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years, in lieu of any remaining obligations of the Company under the Rhian Employment Agreement.

The Company and Mr. Frederic Siegel, the Company’s Senior Vice President-Business Development, were parties to a two-year Employment Agreement which expired on December 31, 2005, under the terms of which provided for an annual base salary of $200,000 in each fiscal year of the contract. In addition, under this agreement, Mr. Frederic Siegel received a 10 year option to purchase 35,000 shares of the Company’s Common Stock, at an exercise price of $4.24 per share, all of which are fully vested. Until a new agreement is finalized, Mr. Siegel is being compensated at the same base salary as he was earning for the fiscal year ended December 31, 2005.

On January 20, 2006, the Company entered into an employment agreement (the “Rallo Employment Agreement”) with Richard Rallo, whereby Mr. Rallo will be employed for a period of 3 years beginning on January 1, 2006 as the Company’s Chief Financial Officer. Mr. Rallo will be entitled to receive the following base salary amounts: $170,000 per annum, for the period beginning January 1, 2006 and ending December 31, 2006; $185,000 per annum, for the period beginning January 1, 2007 and ending December 31, 2007; and $200,000 per annum, for the period beginning January 1, 2008 and ending December 31, 2008. The Employment Agreement is only terminable upon certain specified events constituting cause, and in certain circumstances upon a Change in

Control. In addition, Mr. Rallo received a $5,000 cash bonus in connection with the execution of the Rallo Employment Agreement.

In connection with the Rallo Employment Agreement, on January 20, 2006, the Company entered into a stock purchase agreement with Mr. Rallo (the “Rallo Stock Purchase Agreement”). Pursuant to the Rallo Stock Purchase Agreement, Mr. Rallo was granted 10,000 shares of restricted common stock subject to a repurchase right in favor of the Company. The Company has the right to repurchase the shares for $.01 per share if Mr. Rallo ceases to be employed by the Company. The repurchase right lapses with respect to (i) 2,500 shares on December 31, 2006, (ii) 3,500 shares on December 31, 2007 and (iii) 4,000 shares on December 31, 2008, subject to the condition that Mr. Rallo remains employed by the Company on each such applicable date; provided, however, that in the event of a change in control (as defined in the Rallo Employment Agreement) if the Company or its successor pursuant to such change in control, as applicable, and Mr. Rallo either agree to continue the Employment Agreement or to enter into a new employment agreement mutually acceptable to the Company or its successor and Mr. Rallo in lieu of the Rallo Employment Agreement, then any such shares which remain unvested, shall vest immediately upon the mutual agreement of the Company or its successor and Mr. Rallo to continue this Agreement or to enter into a new agreement.

Unless Mr. Rallo is terminated for Cause (as defined in the Rallo Employment Agreement), in the event that the Company does not offer Mr. Rallo to enter into a written employment agreement with terms and conditions no less favorable than substantially the same terms and conditions as the Rallo Employment Agreement to begin immediately following the expiration of the Rallo Employment Agreement, Mr. Rallo shall receive payment of base salary, based on the then applicable salary level, for a period of twelve (12) months from the date of the expiration of the Rallo Employment Agreement.

In the event that Mr. Rallo should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the Rallo Employment Agreement after the expiration of such period.

In the event of his death during the term of the Rallo Employment Agreement, Mr. Rallo’s estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

In addition, in the event there is a change in control (as defined in the Rallo Employment Agreement) and Mr. Rallo’s employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Rallo will be entitled to a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years, in lieu of any remaining obligations of the Company under the Rallo Employment Agreement.

Certain Relationships And Related Transactions

The Company’s executive offices and back-up Emergency Response Center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. On January 1, 1995, the Company entered into a five-year operating lease with Howard M. Siegel, Chairman of the Board, Chief Executive Officer and President of the Company. In February 1998, the lease for this space and the adjoining 8,000 square foot parking lot was extended until September 30, 2007 (the “Lease”). The Lease provides for a base annual rent of $74,600, subject to a 5% annual increase plus reimbursements for real estate taxes and other operating expenses. In October 1997, the Company entered into a separate ten-year operating lease (the “1997 Lease”), for an additional 2,200 square feet of office space located in an adjacent building owned by Add on Properties, LLC, owned by Mr. H. Siegel. The 1997 Lease called for an initial minimum annual rent of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. In November 1999, an Addendum to the 1997 Lease was entered into for an additional 2,200 square feet at an annual rent of $39,600 subject to the same terms and conditions stated in the original lease. In November 2004, the Company vacated and surrendered possession of this premises and Add on Properties, LLC waived and released the Company from any further obligations it may have had pursuant to the terms and provisions of the aforementioned lease. The Company believes that the remaining lease has terms which are competitive and customary.

The Company has entered into employment agreements with Messrs. Howard M. Siegel, Jack Rhian, and Mr. Richard Rallo. See “Employment Agreements” above.

The Company employs Joy Siegel as Vice President of Provider Relations. In 2005, Ms. Siegel earned a salary of $86,000. Ms. Siegel is the daughter of Mr. H. Siegel.

Mr. H. Siegel owed the Company $123,532 at December 31, 2001 for certain advances made to him. In July 2002, the amount due from Mr. H. Siegel, plus accrued interest, was converted into a promissory term loan. The loan bears interest at a rate of 5% per annum and is payable in monthly installments of principle and interest through September 1, 2009. The amount outstanding at December 31, 2005 and 2004 was $98,107 and $121,314, respectively.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than 10% of the Company’s Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Mr. Frederic Siegel failed to timely file a Statement of Changes of Beneficial Ownership on Form 4. The Company is not aware of any other late filings, or failures to file, any reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2005.

Code of Ethics

The Company’s Board has adopted a Code of Ethics which applies to all of the Company’s directors, executive officers and employees. The Code of Ethics is available upon request to the Company’s Chief Executive Officer at 3265 Lawson Blvd., Oceanside, NY 11572.

Required Vote

Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting, but will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees generally have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED
A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY.

Proposal 2

APPROVAL OF THE GRANT OF UP TO 40,000 SHARES
PURSUANT TO THE RHIAN STOCK PURCHASE AGREEMENT

On January 20, 2006, the Board of Directors adopted, and the Company entered into, a stock purchase agreement with its President and Chief Operating Officer, Mr. Jack Rhian (the “Rhian Stock Purchase Agreement”). Pursuant to the Rhian Stock Purchase Agreement, Mr. Rhian received 50,000 shares vesting over five years and is to receive up to an additional 90,000 shares of common stock (the “Performance Shares”) based on the Company meeting certain performance criteria. Up to 50,000 of the Performance Shares are issuable pursuant to the Company’s 2005 Stock Incentive Plan, and have been already authorized by shareholder approval of the 2005 Stock Incentive Plan at last year’s annual meeting. The potential grant of up to an additional 40,000 shares (the “Additional Rhian Stock Grant”) requires approval by the Company’s shareholders and will not be issued from any of the Company’s existing stock incentive plans. The Board of Directors believes that it is in the best interests of the Company to approve the grant of up to an additional 40,000 shares pursuant to the Rhian Stock Purchase Agreement.

Summary of Material Terms of the Rhian Stock Purchase Agreement

The following summary of certain material features of the Rhian Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Rhian Stock Purchase Agreement, a copy of which is set forth as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2006.

Under the Rhian Stock Purchase Agreement the Company will grant Mr. Rhian the following bonus compensation stock grants:

(a) up to 80,000 shares over the Employment Period (as defined in the that certain Employment Agreement dated November 11, 2005, between the Company and Mr. Rhian) based on the Company’s earnings before deduction of interest and taxes (“EBIT”), as set forth in the Company’s audited financial statements for the applicable fiscal year, meeting or exceeding the following targets:

For 2006 – 2010

EBIT growth over prior fiscal year	# of Shares

15.0 – 17.49%	8,000 shares
17.5 – 19.99%	9,000 shares
20.0 – 22.49%	10,500 shares
22.5 – 24.99%	13,000 shares
25.0% – or more	16,000 shares

In the event that the minimum EBIT growth percentage is not met for a particular fiscal year, Mr. Rhian will have the opportunity to earn back the minimum performance bonus grant for such fiscal year as follows: if the EBIT growth percentage in the subsequent fiscal year combined with the EBIT growth percentage of the prior fiscal year meets or exceeds 30%, then the number of percentage points needed to be added to the prior fiscal year’s EBIT growth percentage to equal 15%, shall be deducted from the subsequent fiscal year EBIT growth percentage and added to the prior fiscal year EBIT growth percentage, and Mr. Rhian shall be granted 8,000 shares of Common Stock for the prior fiscal year, and an additional number of shares of Common Stock determined based on the above formula and the reduced subsequent year EBIT growth percentage. For example, if in 2006, 2007 and 2008 EBIT growth percentage was 14%, 13% and 20%, respectively, then Mr. Rhian would be deemed (i) not to have met the fiscal year 2006 EBIT growth percentage, (ii) to have met the minimum (15%) EBIT growth percentage (by virtue of deducting 2% percentage points from the fiscal year 2008 EBIT growth percentage and adding those to the 2007 fiscal year EBIT growth percentage), and (iii) to have met the 17.5 – 19.99% EBIT growth percentage for fiscal 2008 (20% - 2% =18%), thereby earning a total 17,000 shares of Common Stock (8,000 shares relating to 2007 and 9,000 shares relating to 2008); and

(b) 2,000 shares per year, for a total of up to 10,000 shares of Common Stock over the Employment Period, based on the Company’s total revenues, as set forth in the Company’s audited financial statements for the applicable fiscal year, meeting or exceeding an amount equal to at least 115% of the Company’s total revenues for the prior fiscal year.

To the extent that the number of shares of Common Stock earned by Mr. Rhian pursuant to subparagraphs (a) and (b) above exceeds a total of 50,000 shares, (a maximum of 90,000 shares may be earned) the grant of such excess shares shall be subject to obtaining shareholder approval. This proposal number 2 is to approve the excess shares constituting the Additional Rhian Stock Grant. If such shareholder approval is not obtained prior to the time any such shares are earned by Mr. Rhian, then Mr. Rhian shall not be entitled to and shall not be granted any such shares. The failure to obtain such shareholder approval shall not affect the validity of the remainder of the Rhian Stock Purchase Agreement, including Mr. Rhian’s right to earn up to 50,000 shares in bonus compensation stock grants. The Additional Rhian Stock Grant will be issued from the Company’s authorized shares and not from any of its existing stock incentive plans.

Cancellation for Misconduct

Any grant under the Rhian Stock Purchase Agreement may be cancelled by the Company if it determines that Mr. Rhian has engaged in certain acts of misconduct which are set forth in the 2005 Stock Incentive Plan.

Amendment of the Rhian Stock Purchase Agreement

The Rhian Stock Purchase Agreement may be amended by the mutual agreement of the Company and Mr. Rhian.

New Plan Benefits

The following table summarizes the number of shares Mr. Rhian would be eligible to receive pursuant to the Additional Rhian Stock Grant:

Name and Position	Dollar Value ($)		Number of Shares

Jack Rhian, President and COO	253,200	(1)	40,000

——————

(1)

Based on the closing price of the Company’s common stock on June 20, 2006.

Equity Compensation Plan Information

The following table contains a summary of the number of shares of Common Stock of the Company to be issued upon the exercise of options, warrants and rights outstanding at December 31, 2005, the weighted-average exercise price of those outstanding options, warrants and rights, and the number of additional shares of Common Stock remaining available for future issuance under the plans as of December 31, 2005.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for the future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity Compensation plans approved by security holders	1,287,283	$3.56	648,391
Equity Compensation plans not approved by security holders	—	—	—

Required Vote

Approval of the Additional Rhian Stock Grant requires the affirmative vote of the holders of a majority of the votes cast on this proposal. Brokers will not have discretionary authority to vote on the Additional Rhian Stock Grant and will only vote in accordance with voting instructions received from the beneficial owner. Abstentions and broker non-votes are not counted as votes cast with respect to this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the approval of the Additional Rhian Stock Grant.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED
A VOTE IN FAVOR OF APPROVAL OF THE ADDITIONAL RHIAN STOCK GRANT

Proposal 3

RATIFICATION OF SELECTION
OF INDEPENDENT AUDITORS

The Board of Directors believes that it is desirable to request the shareholders of the Company to ratify the Audit Committee’s selection of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2006. Ratification of the selection is not required by law, and the Company is not required to take any action if the shareholders fail to ratify the selection of Margolin, Winer & Evens, LLP as the Company’s independent auditors.

Independent Public Accountants

The firm of Margolin, Winer & Evens, LLP has served as the independent auditors of the Company since 1995. The Audit Committee of the Board of Directors has appointed Margolin, Winer & Evens, LLP to continue as the independent auditors of the Company for the fiscal year ending December 31, 2006.

A representative of Margolin, Winer & Evens, LLP is expected to be present at the Meeting to respond to appropriate questions from shareholders and to make a statement if such representative desires to do so.

Audit Fees

Audit fees billed to the Company by Margolin, Winer & Evens, LLP for its audit of the Company’s financial statements and for its review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q SB filed with the Securities and Exchange Commission for 2005 and 2004 totaled $162,000 and $140,000, respectively.

Audit Related Fees

Audit related fees billed to the Company by Margolin, Winer & Evans, LLP during 2005 and 2004 totaled $63,000 and $48,025, respectively. Such amounts include employee benefit plan audits, due diligence relating to acquisition transactions and consultations concerning financial accounting and reporting.

Tax Fees

Tax fees billed to the Company by Margolin, Winer & Evens, LLP during 2005 and 2004 were $40,000 and $43,950, respectively. Such fees involved the preparation of tax returns and assistance with tax audits.

Other Fees

There were no other fees billed to the Company by Margolin, Winer & Evens, LLP during 2005 and 2004.

Audit Committee Pre-Approval Policies

The Audit Committee has adopted a procedure under which all fees charged by Margolin, Winer & Evens, LLP must be pre-approved by the Audit Committee, subject to certain permitted statutory de minimus exceptions.

Financial Information Systems Design and Implementation Fees

The Company did not engage Margolin, Winer & Evens, LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2005.

Required Vote

The affirmative vote of a majority of the votes cast on this proposal will be required to ratify the appointment of Margolin Winer & Evens, LLP as auditors of the Company for the fiscal year ending December 31, 2006. Abstentions and broker non-votes, if any, will not be counted as votes “cast” with respect to this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006. Brokers who hold shares of Common Stock as nominees generally have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARGOLIN, WINER & EVENS, LLP
AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2006

MISCELLANEOUS

Shareholder Proposals

Under SEC regulations and the Company’s Bylaws, shareholder proposals intended to be presented at the Company’s annual meeting of shareholders to be held in 2007 and to be included in the Company’s proxy statement relating to that meeting must be received by the Company no later than March 1, 2007. Such proposals relating to possible director nominees should be addressed to the attention of the Nominating Committee, c/o John Rogers, the Company’s Secretary, and all other proposals should be addressed to John Rogers, the Company’s Secretary, in each case at the address set forth above. Under SEC regulations and the Company’s Bylaws, notices of shareholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not to be included in the Company’s proxy statement and form of proxy), will be considered untimely, and thus the Company’s proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 1, 2007. Under the Company’s Bylaws, shareholder proposals submitted prior to January 30, 2007, or after March 1, 2007, will be excluded from consideration at the 2007 annual meeting of shareholders.

Certain Information as to Insurance and Indemnification

No shareholder action is required with respect to the following information that is included to fulfill the requirements of Section 725 and 726 of the Business Corporation Law of the State of New York.

Effective April 21, 2006, the Company purchased Directors & Officers (“D&O”) Liability insurance for a one year term providing for reimbursement, with certain exclusions and deductions, to: (a) the Company and its subsidiaries for payment they make to indemnify directors, trustees, officers and assistant officers of the Company and its subsidiaries (b) directors, trustees, officers and assistant officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company and its subsidiaries, and (c) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurer is Great American Insurance Company. The total cost of the D&O Liability insurance through April 20, 2007 was $53,000. The Company is also party to indemnification agreements with its directors and officers, pursuant to which the Company has agreed to indemnify such directors and officers from certain expenses incurred in connection with certain actions taken by such director or officer in their capacity as such.

Other Matters

The Board of Directors is unaware of other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying Proxy will vote Proxies as in their discretion they may deem appropriate, unless they are directed in a Proxy to do otherwise.

Proxies

All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

Annual Report to Shareholders

The Company’s 2005 Annual Report to Shareholders has been mailed to shareholders simultaneously with the mailing of this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

By Order of the Board of Directors,

JOHN ROGERS
Secretary

June 28, 2006

PROXY

AMERICAN MEDICAL ALERT CORP.

(Solicited on behalf of the Board of Directors)

The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP. (the “Company”), revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned’s shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company (the “Meeting”), to be held at Moses & Singer LLP, 405 Lexington Avenue, 12th Floor, New York, NY 10174 on Thursday, August 3, 2006 at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the Meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR proposal 2 (approval of the Additional Rhian Stock Grant) and FOR proposal 3 (ratification of the selection of Margolin, Winer & Evens, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006).

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

PROXY	Please mark your votes like this ☒

1.

The Board of Directors recommends a vote FOR all listed nominees
FOR all nominees listed (except as marked to the contrary*) ☐
WITHHOLD AUTHORITY to vote for all listed nominees ☐

*(Instruction: To withhold authority to vote for any individual nominee, circle that nominee’s name in the list provided below.)

NOMINEES:

1. Howard M. Siegel	5. Ronald Levin
2. Jack Rhian	6. James F. LaPolla
3. Frederic S. Siegel	7. Yacov Shamash
4. John S.T. Gallagher	8. Gregory Fortunoff

The Board of Directors recommends a vote FOR the following proposal:

2.

To approve the Additional Rhian Stock Grant. FOR ☐  AGAINST ☐  ABSTAIN ☐

The Board of Directors recommends a vote FOR the following proposal:

3.

To ratify the selection of Margolin, Winer & Evens, LLP as independent auditors of the Company for the fiscal year ending December 31, 2006. FOR ☐  AGAINST ☐  ABSTAIN ☐

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, FOR Proposal 2, and FOR Proposal 3, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the Meeting. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons appointed as Proxies shall have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors.

Signature	Signature

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

PLEASE MARK, DATE AND SIGN ABOVE AND RETURN PROMPTLY

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Dated                             , 2006

APPENDIX A

AMERICAN MEDICAL ALERT CORP.
2005 STOCK INCENTIVE PLAN

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT dated as of January 20, 2006 by and between American Medical Alert Corp., a New York corporation (the “Company”), and Jack Rhian, having an address at 32 Everdell Drive, East Rockaway, New York, NY 11515 (the “Holder”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the 2005 Stock Incentive Plan (the “Plan”);

WHEREAS, the Company regards Holder as a valuable contributor to the Company and has determined that it would be in the interest of the Company and its Shareholder’s to grant the shares provided for in this Restricted Stock Purchase Agreement (“Agreement”) to Holder in consideration of the services he has or will perform for the Company;

WHEREAS, pursuant to the Plan, the Administrator has determined that the Holder is entitled to a grant of shares, subject to the terms of the Plan and this Agreement (the defined terms in such Plan shall, except as otherwise provided herein, also be applicable to such terms as utilized herein); and

WHEREAS, the parties now desire to enter into the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

2. Award of Restricted Shares.

(a) Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards to the Holder Fifty Thousand (50,000) shares (the “Restricted Shares”) of Common Stock of the Company in consideration of services actually rendered and to be rendered to the Company by Holder. Such shares shall be subject to the Repurchase Right set forth in Section 4, below. The Company and Holder acknowledge and agree that the value of the services actually rendered to the Company prior to the date hereof by the Holder as consideration for the issuance of the Restricted Shares, exceeds $500.00

(b) The Restricted Shares, when issued pursuant to the provisions hereof, shall constitute issued and outstanding shares for all corporate purposes. Subject to the restrictions set forth herein, the Holder will have the right to exercise all rights, powers and privileges of a holder of Common Stock with respect to the Restricted Shares, including the right to vote, receive stock or cash dividends (but subject to the Repurchase Right with respect to Unvested Shares (as hereinafter defined)), participate in stock splits or other recapitalizations and exchange such shares in a merger, consolidation or other reorganization. The term “Restricted Shares” in addition to the shares received pursuant to this Agreement, also refers to all securities received in replacement of the Restricted Shares, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to Holder is entitled by reason of Holder’s ownership of the Restricted Shares.

(c) The Company shall hold the certificates representing any Restricted Shares which are subject to the Repurchase Right (as defined below) in escrow, provided that, any Restricted Shares held in escrow shall be released from escrow and delivered to Holder as and when such shares are no longer subject to the Repurchase Right. In addition, Holder shall execute an assignment in the form attached hereto as Exhibit A, with respect to the Restricted Shares.

3. Legends.

(a) The Shares (as hereinafter defined) shall be represented by a stock certificate or certificates registered in the name of the Holder.

(b) From and after the date of original issuance, stock certificates representing the Restricted Shares shall bear a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS GRANTED TO THE COMPANY AND ACCORDINGLY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A STOCK PURCHASE AGREEMENT DATED JANUARY __, 2006, BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). A COPY OF SUCH AGREEMENT IS MAINTAINED AT THE COMPANY’S PRINCIPAL CORPORATE OFFICES.”

4. Transfer Restrictions

(a) Restriction on Transfer. Except for any Permitted Transfer, Holder shall not transfer, assign, encumber or otherwise dispose of any of the Restricted Shares which are subject to the Repurchase Right.

(b) Transferee Objections. Each Person (other than the Company) to whom the Restricted Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such Person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right.

5. Repurchase Right.

(a) Grant. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90)-day period following the date Holder ceases for any reason to remain in Service, to repurchase at the Per Share Purchase Price all or any portion of the Restricted Shares in which Holder is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the “Unvested Shares”).

(b) Exercise of The Repurchase Rights. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. In order to effect any such repurchase, the Company shall pay to Owner, in cash or cash equivalents, an amount equal to the Per Share Purchase Price multiplied by the number of Unvested Shares which are to be repurchased from Owner.

(c) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph 4(b). In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Restricted Shares in which Holder vests in accordance with the Vesting Schedule.

(d) Recapitalization. Any new, substituted or additional securities or other property (including cash) paid as a dividend or otherwise) which is by reason of any Recapitalization distributed with respect to or in exchange for the Restricted Shares shall be immediately subject to the Repurchase Right, but only to the extent the Restricted Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Restricted Shares subject to this Agreement and to the Per Share Purchase Price to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company’s capital structure; provided, however, that the aggregate of the Per Share Purchase Price applicable to all Unvested Shares shall remain the same. Any securities or other property (including cash) distributed with respect to the Restricted Shares as a dividend or otherwise which are subject to the Repurchase Right shall be held in escrow.

(e) Special Tax Election. The grant of the Restricted Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. The form for making the Code Section 83(b) election are set forth in Exhibit B hereto. HOLDER SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE RESTRICTED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(B) ELECTION. HOLDER ACKNOWLEDGES THAT IT IS HOLDER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

6. Additional Stock Grants. In addition to the grant of the Restricted Shares, and subject to the terms of the Employment Agreement and this Agreement, the Company shall grant Holder the following shares of Common Stock (together with the Restricted Shares, the “Shares”):

(a) Up to 80,000 shares over the Employment Period (as defined in the Employment Agreement) based on the Company’s earnings before deduction of interest and taxes (“EBIT”), as set forth in the Company’s audited financial statements for the applicable fiscal year, meeting or exceeding the following targets:

For 2006 – 2010

EBIT growth over prior fiscal year	# of Shares

15.0 – 17.49%	8,000 shares
17.5 – 19.99%	9,000 shares
20.0 – 22.49%	10,500 shares
22.5 – 24.99%	13,000 shares
25.0% – or more	16,000 shares

In the event that the minimum EBIT growth percentage is not met for a particular fiscal year, Holder will have the opportunity to earn back the minimum performance bonus grant for such fiscal year as follows: if the EBIT growth percentage in the subsequent fiscal year combined with the EBIT growth percentage of the prior fiscal year meets or exceeds 30%, then the number of percentage points needed to be added to the prior fiscal year’s EBIT growth percentage to equal 15%, shall be deducted from the subsequent fiscal year EBIT growth percentage and added to the prior fiscal year EBIT growth percentage, and Holder shall be granted 8,000 shares of Common Stock for the prior fiscal year, and an additional number of shares of Common Stock determined based on the above formula and the reduced subsequent year EBIT growth percentage. For example, if in 2006, 2007 and 2008 EBIT growth percentage was 14%, 13% and 20%, respectively, then Holder  would be deemed (i) not to have met the fiscal year 2006 EBIT growth percentage, (ii) to have met the minimum (15%) EBIT growth percentage (by virtue of deducting 2% percentage points from the fiscal year 2008 EBIT growth percentage and adding those to the 2007 fiscal year EBIT growth percentage), and (iii) to have met the 17.5 – 19.99% EBIT growth percentage for fiscal 2008 (20% - 2% =18%), thereby earning a total 17,000 shares of Common Stock (8,000 shares relating to 2007 and 9,000 shares relating to 2008); and

(b) 2,000 shares per year, for a total of up to 10,000 shares of Common Stock over the Employment Period, based on the Company’s total revenues, as set forth in the Company’s audited financial statements for the applicable fiscal year, meeting or exceeding an amount equal to at least 115% of the Company’s total revenues for the prior fiscal year.

(c) To the extent that the number of shares of Common Stock earned by Holder pursuant to subparagraphs 5(a) and 5(b) above exceeds a total of 50,000 shares, the grant of such shares shall be subject to obtaining shareholder approval. If such shareholder approval is not obtained prior to the time any such shares are earned by Holder, then Holder shall not be entitled to and shall not be granted any such shares. Any shares to be issued under 5(a) or 5(b) above shall be issued on April 15 of the year following the fiscal year for which the shares were earned.

(d) All shares to be issued pursuant to this Section 5 shall be issued out of the Plan, except that to the extent the shares to be issued under 5(a) and 5(b) above exceed 50,000 shares, such shares shall be issued as a separate individual grant to Employee and not out of the Plan.

7. Securities Law Compliance

(a) Registration of Securities. The Shares, to the extent issued out of the Plan, have been registered under the Act and are being issued to Holder pursuant to a Form S-8 registration statement.

(b) Restrictions on Disposition of Restricted Shares. Holder shall make no disposition of the Restricted Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Holder shall have provided the Company with a written summary of the terms and conditions of the proposed disposition; and

(ii) Holder shall have complied with all requirements of this Agreement applicable to the disposition of the Restricted Shares.

(c) In addition, Holder shall make no disposition of the Shares unless Holder shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

(d) The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

8. No Right to Employment. Nothing in this Agreement shall be construed to give the Holder any right to be awarded any additional awards of shares or options under the Plan, or to confer on the Holder any right to continue in the employ of the Company or to be evidence of any agreement or understanding, express or implied, that the Company or any of its Subsidiaries or Parent will employ the Holder in any particular position or at any particular rate of remuneration, or for any particular period of time or to interfere in any way with or otherwise restrict in any way the rights of the Company or of the Holder, other as set forth in the Employment Agreement.

9. Amounts Not Salary or Bonus. The Holder agrees that the award of the Shares hereunder is special incentive compensation and that it will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit-sharing, savings or stock ownership plan of the Company, its Parent or any of its Subsidiaries, unless expressly provided pursuant to the terms of such plan.

10. Forfeiture for Violation of Employment Agreement. In the event that Holder violates any of his or her Confidentiality or Non-Competition obligations arising under the Employment Agreement or other agreement with the Company, then all profits or gains realized by Holder as a result of the sale of any of the Shares, shall be forfeited and returned to the Company.

11. Amendments. Except as otherwise provided in the Plan, this Agreement may only be amended or modified by written agreement of the Company and the Holder.

12. Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and shall be binding upon and inure to the benefit of the Holder and his legatees, distributees and Legal Representatives. The Company may assign the Repurchase Right to any Person selected by the Board, including (without limitation) one or more shareholders of the Company.

13. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York, other than those laws which would defer to the substantive laws of another jurisdiction.

14. Shares Award Subject to Plan. By entering into this Agreement, the Holder agrees and acknowledges that the Holder has received and read a copy of the Plan. The Shares are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein shall have the meaning provided for such terms in the Plan. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

15. Signature in Counterparts. This Agreement may be signed in one or more counterparts and delivered by facsimile, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Definitions. As used herein, the following definitions shall apply:

(a) “Agreement” shall mean this Stock Purchase Agreement.

(b) “Board” shall mean the Company’s Board of Directors.

(c) “Change in Control” shall have the same meaning as defined in the Employment Agreement.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” shall mean the Company’s common stock, $.01 par value per share, as well as all securities received in replacement of the Company’s common stock, as a stock dividend, or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties that a holder of common stock is entitled to by reason of the holder’s ownership of the common stock.

(f) “1933 Act” shall mean the Securities Act of 1933, as amended.

(g) “Employment Agreement” shall mean that certain Employment Agreement dated November 11, 2005, between the Company and Holder.

(h) “Owner” shall mean Holder and all subsequent holders of the Restricted Shares who derive their chain of ownership through a Permitted Transfer from Holder.

(i) “Permitted Transfer” shall mean (i) a gratuitous transfer of the Restricted Shares to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act, provided and only if Holder obtains the Company’s prior written consent to such transfer, or (ii) a transfer of title to the Restricted Shares effected pursuant to Holder’s will or the laws of descent and distribution following Holder’s death.

(j) “Person” means an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.

(k) “Per Share Purchase Price” means $.01.

(l) “Recapitalization” shall mean any stock split, stock dividend, recapitalization, combination of shares, merger, consolidation, exchange of shares or other change affecting the Company’s outstanding Common Stock as a class.

(m) “SEC” shall mean the Securities and Exchange Commission.

(n) “Service” shall mean Holder’s provision of services to the Company (or a Parent or Subsidiary) pursuant to the Employment Agreement.

(o) “Vesting Schedule” shall mean the vesting schedule specified Section 4(b)(iii) in the Employment Agreement pursuant to which Holder is to vest in the Restricted Shares in a series of installments over his period of Service, subject to certain acceleration events in the event of a “Change in Control.”

17. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon delivery through the U. S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days’ advance written notice under this paragraph to all other parties to this Agreement.

18. No Waiver. The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Holder. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

19. Cancellation of Restricted Shares. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

20. Holder Undertaking. Holder hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Holder or the Restricted Shares pursuant to the provisions of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its agent thereunto duly authorized, and the Holder has hereunto set his hand, all as of the date first above written.

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Howard M. Siegel
Name: Howard M. Siegel Title: Chairman and CEO

/s/ Jack Rhian
Holder: Jack Rhian

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED _________________________ hereby sell(s), assign(s)and transfer(s) unto American Medical Alert Corp. (the “Company”), ____________________ (_______________) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No. _______________________ herewith and do(es) hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

Signature:

INSTRUCTION: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Right without requiring additional signatures on the part of Employee.

EXHIBIT B

SECTION 83(B) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)

The taxpayer who performed the services is:

Name:
Address:
Taxpayer Ident. No.:

(2)

The property with respect to which the election is being made is ____________ shares of the common stock of American Medical Alert Corp., (the “Company”)

(3)

The property was issued on [__], 2006.

(4)

The taxable year in which the election is being made is the calendar year 2006.

(5)

The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if taxpayer’s employment with the issuer is terminated under certain circumstances.

(6)

The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is [$ ] per share.

(7)

The amount paid for such property is [$

] per share.

(8)

A copy of this statement was furnished to the Company.

(9)

This statement is executed [__], 200_.

Spouse (if any)	Taxpayer

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS OR HER FEDERAL INCOME TAX RETURNS AND MUST BE MADE WITHIN THIRTY (30) DAYS AFTER THE EXECUTION DATE OF THE STOCK PURCHASE AGREEMENT. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. TAXPAYER MUST RETAIN TWO (2) COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.